UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22442

First Trust High Income Long/Short Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
High Income Long/Short Fund (FSD)
Annual Report
For the Year Ended
October 31, 2018

First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust High Income Long/Short Fund (FSD)
Annual Letter from the Chairman and CEO
October 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust High Income Long/Short Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S& P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the same period.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Income Long/Short Fund (FSD)
“AT A GLANCE”
As of October 31, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FSD
Common Share Price	$13.91
Common Share Net Asset Value (“NAV”)	$16.57
Premium (Discount) to NAV	(16.05)%
Net Assets Applicable to Common Shares	$578,360,175
Current Monthly Distribution per Common Share(1)	$0.1050
Current Annualized Distribution per Common Share	$1.2600
Current Distribution Rate on Common Share Price(2)	9.06%
Current Distribution Rate on NAV(2)	7.60%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Return
	1 Year Ended 10/31/18	5 Years Ended 10/31/18	Inception (9/27/10) to 10/31/18
Fund Performance(3)
NAV	-0.82%	4.69%	6.45%
Market Value	-10.24%	3.30%	3.58%
Index Performance
ICE BofAML US High Yield Constrained Index	0.86%	4.69%	6.55%
(1)	Most recent distribution paid or declared through 10/31/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 10/31/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust High Income Long/Short Fund (FSD)
“AT A GLANCE” (Continued)
As of October 31, 2018 (Unaudited)
Asset Classification	%of Long-Term Investments (4)
Corporate Bonds and Notes	73.0%
Foreign Corporate Bonds and Notes	20.3
Capital Preferred Securities	4.7
Senior Floating-Rate Loan Interests	1.2
Mortgage-Backed Securities	0.6
Asset-Backed Securities	0.1
Equity	0.1
Total	100.0%

Industry Classification	% of Long-Term Investments(4)
Basic Industry	12.1%
Energy	10.5
Telecommunications	10.0
Services	8.9
Healthcare	8.5
Capital Goods	8.4
Leisure	7.0
Consumer Goods	6.7
Media	6.1
Technology & Electronics	5.0
Banking	3.9
Automotive	3.0
Retail	2.3
Insurance	1.9
Financial Services	1.9
Transportation	1.7
Utility	1.3
Commercial Mortgage-Backed Securities	0.5
Collateralized Mortgage Obligations	0.1
Real Estate	0.1
Asset-Backed Securities	0.1
Total	100.0%

Country Exposure	% of Long-Term Investments(4)
United States	79.6%
Canada	5.8
Netherlands	3.0
Luxembourg	2.2
United Kingdom	2.0
Cayman Islands	1.5
Ireland	1.2
Bermuda	0.9
Multinational	0.7
France	0.7
Liberia	0.5
Australia	0.4
Finland	0.4
Austria	0.4
Denmark	0.3
Mexico	0.2
Jersey	0.2
Total	100.0%

Credit Quality (5)	% of Total Fixed-Income Investments(4)
BBB- and above	11.3%
BB	54.4
B	28.6
CCC+	5.7
Total	100.0%

(4)	Percentages are based on long positions only. Short positions are excluded.
(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Commentary
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust High Income Long/Short Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
MacKay Shields LLC is a registered investment advisor founded in 1938, and is Sub-Advisor to the Fund. The Fund trades under the ticker symbol FSD on the New York Stock Exchange. As of October 31, 2018, MacKay had approximately $111.8 billion in assets under management.
Portfolio Management Team
Dan Roberts, PhD – Executive Managing Director, Head of Global Fixed Income Division and Chief Investment Officer
Louis N. Cohen, CFA – Senior Managing Director, Global Fixed Income Division
Joseph Cantwell – Managing Director, Global Fixed Income Division
Matthew Jacob – Managing Director, Global Fixed Income Division
Shu-Yang Tan, CFA – Managing Director, Global Fixed Income Division
Market Recap
This report covers the Fund for the 12-month period ending October 31, 2018.
Reflecting on the last quarter of 2017, U.S. stocks and corporate bonds closed the year benefitting from investors’ optimism about the Republican tax plan, an increase in oil prices, and an overall positive economic backdrop.
The Federal Open Market Committee (“FOMC”) raised its target Fed Funds interest rate as expected in December and announced the doubling of its balance sheet reduction program starting in January 2018. Tapering initially began in October 2017 with the reduction of U.S. Treasury holdings by $6 billion per month and agency mortgage-backed securities by $4 billion per month. Early 2018 also marked a shift in the Federal Reserve (the “Fed”) leadership with Jerome Powell succeeding previous chairperson, Janet Yellen. In 2018, the Fed raised its target Fed Funds interest rate three times by a total of 75 basis points (“bps”) to between 2.00 – 2.25%. At the FOMC’s September 2018 meeting, the committee removed language in its statement that referenced accommodative policy, but cited strong labor conditions, sustained economic expansion, and stable inflation measures near the Fed’s 2% target as reasons for supporting further gradual rate hikes. The next scheduled meeting is set for December 2018.
Trump’s imposed tariffs on $50 billion of Chinese imports earlier in the year was not well-received by global markets nor China, which retaliated with a variety of potential trade sanctions against U.S. exports primarily produced in states that supported Trump in the election. Trade war rhetoric has intensified with 10% tariffs on an additional $200 billion of Chinese exports, with a threat to further impose tariffs on practically all remaining Chinese imports. Meanwhile, negotiations among the U.S., Mexico and Canadian governments have produced the United States-Mexico-Canada Agreement (“USMCA”), a new trade agreement among the three North American countries, which will replace the North American Free Trade Agreement (“NAFTA”) if passed by all three governments.
Greater attention by investors is being paid to the mid-term elections1. We believe recent attacks by President Trump against the Fed can be construed as political rhetoric ahead of the elections rather than dogma. The consensus view is that the Democratic party will win the House of Representatives but not secure the Senate. In such a scenario, we believe gridlock will increase and any additional tax reform will likely fail. Credit spreads should remain firm in this scenario.
Indicators continue to signal that the U.S. economy is in good health. Gross domestic product (“GDP”) growth increased to 3.5% in the third quarter of 2018, according to estimates released by the Bureau of Economic Analysis in late October, from 2.3% at the end of 2017. The jobs picture continues to improve; the unemployment rate declined from 4.1% to 3.7% year to date through October. The U.S. dollar strengthened against most currencies, in particular the Euro and the British Sterling.
U.S. interest rates rose and the yield curve flattened over the last year. The 2-year Treasury rose 128 bps to 2.87% while the benchmark 10-year rate rose 79 bps to 3.16% (source: Bloomberg).
Commodity prices pushed higher led by strength in crude oil. Over the last year, oil prices gained over 30%.
In the recent months, the European Central Bank (“ECB”) announced that it would remain committed to ending its bond purchases by year-end although the ECB was more reticent towards raising the target interest rate. The ECB’s divergent policies from the Fed appear to be leading to less synchronized global growth than previously experienced.
[1]	The elections are now behind us and the results were as expected.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2018 (Unaudited)
Emerging markets debt sold off during the year resulting from idiosyncratic risks emanating from Argentina, Turkey and Brazil. Emerging markets are also vulnerable to a stronger U.S. dollar given that many tend to borrow in USD.
Economic growth in China is slowing as government spending slows and policy makers look to crackdown on shadow banking and other speculative forms of debt financing. Although real GDP growth is still a healthy 6.5%, it is at its lowest level in years. Meanwhile, trade wars between China and the U.S. could exacerbate the decline.
Performance Analysis
The U.S. high yield market returned 0.86% for the 12-month period ended October 31, 2018 (as measured by the ICE BofAML US High Yield Index), outperforming several other fixed income asset classes. U.S. high-yield (“HY”) bond market spreads widened overall by 30 bps from 351 to 381 bps over Treasuries over the year. The lowest quality segment of the market rallied for the last year, driven by a search for yield; CCC-rated bonds gained 4.56% and U.S. HY distressed issues returned 3.31%, whereas higher quality BB’s declined by 0.82% and single-B rated bonds returned 1.66%.
In our opinion, the rally in the lower quality part of the market has been driven by investors seeking returns in industries and credits that are subject to high levels of business and technological disruption such as telecom (wirelines and satellites), energy, hospitals and retail. Healthcare, transportation, and energy were the top performing sectors for the year, while other sectors that continue to face headwinds, banking and automotive specifically, underperformed. The worst performing sector for the period was automotive as investors believe that the production cycle has already passed its peak and growth in new production is expected to slow. Additionally, bonds issued by American Tire Distributors, Inc., an automotive tire distributor, lost approximately 75% of their value as Bridgestone Corporation decided to exit a supply agreement with the company. The banking sector experienced weakness during the period; bonds issued by foreign banks were under pressure in part due to political developments in Europe.
The Fund underperformed its benchmark, the ICE BofAML US High Yield Constrained Index (the “benchmark”), for the 12-month period ended October 31, 2018, with a return of -10.24% on a share price basis and -0.82% on a net asset value (“NAV”) basis, compared with the benchmark, which returned 0.86% for the period. The Fund’s underperformance is primarily attributed to the underweight to the lower quality segment of the market as well as those sectors experiencing high levels of disruption, which outperformed during the period; this includes the Fund’s underweight positioning within energy, a telecommunications subsector, and a healthcare subsector. Note that these are the same underweights that generally benefitted the Fund in 2017. Additionally, the Fund’s overweight to high quality issuers, such as services, and basic industry subsectors, detracted from results as higher quality bonds underperformed. Alternatively, avoiding uncompensated risks in the automotive (American Tire Distributors, Inc.) and the banking (foreign banks) sectors benefitted the portfolio. Positioning in pharmaceuticals with an overweight in Bausch Health Companies, Inc. was also a positive contributor for the year. As we previously shared, given that high yield spreads are near their tightest for this current economic cycle, we have reduced credit and idiosyncratic risks in the Fund as spread compensation, in many cases, is inadequate. Although the credit fundamentals of the non-investment grade market are broadly sound, we are concerned that low return on capital, an uptick in leverage, and rapid technological changes have led to an increase in idiosyncratic risk.
We maintained a short position in U.S. Treasury bonds within the Fund, expressed in the belly of the curve, and used the short to reduce the portfolio’s exposure to interest rate risk, while at the same time purchasing additional high yield securities to lever up the portfolio. The Fund benefited from its additional long exposure to high yield bonds, offset slightly by the borrowing costs involved, as the high yield market experienced a positive return during the period. U.S. Treasury yields increased during the year; as a result, the short U.S. Treasury position added to performance.
Finally, as you may be aware, on June 25, 2018, another closed-end fund, the First Trust Strategic High Income Fund II (“FHY”), merged into the Fund. The merger was completed successfully, with no material repositioning required within the Fund.
Outlook
Although U.S. economic growth slowed in the most recent quarter, output continues to be very healthy relative to most other markets, in our opinion. The Fed appears committed to normalizing policy rates with some wind in its sails. We continue to monitor risks in the system by way of elevated leverage in both the public and private markets. Since the Great Recession, we have observed a re-leveraging process unfold among high quality issuers while consumers generally de-levered2. A sustained period of ultra-low interest rates contributed to significant growth in debt capital. More recently, loose fiscal policy has provided additional fuel to an environment already flush with liquidity. Consequently, we believe compensation to investors is very limited, and thus the margin for error at this stage in the cycle is quite low.
As investors, we believe corporate fundamentals and central bank policies should be the dominant drivers of market sentiment over the near-term. While we do not foresee a recession on the immediate horizon, we are mindful of the aforementioned risk factors at play.
[2]	Based on the Federal Reserve’s U.S. consumer financial obligation ratio, a measure of the household debt payments relative to total disposable income.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2018 (Unaudited)
Importantly, we continue to reaffirm our less aggressive targeted risk profile across portfolio styles. We believe downside protection will continue to be paramount in the current environment.

This material contains the opinions of the Global Fixed Income team of MacKay Shields LLC but not necessarily those of MacKay Shields LLC. The opinions expressed herein are subject to change without notice. This material is distributed for informational purposes only. Forecasts, estimates, and opinions contained herein should not be considered as investment advice or a recommendation of any security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. No part of this document may be reproduced in any form, or referred to in any other publication, without express written permission of MacKay Shields LLC. ©2018, MacKay Shields LLC.

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 92.7%
	Automotive – 2.6%
$287,000	American Axle & Manufacturing, Inc.	6.63%	10/15/22	$291,664
4,025,000	Dana, Inc. (a)	5.50%	12/15/24	3,898,212
2,080,000	Gates Global LLC/Gates Global Co. (b)	6.00%	07/15/22	2,074,800
1,175,000	Goodyear Tire & Rubber (The) Co.	5.13%	11/15/23	1,155,613
1,275,000	Goodyear Tire & Rubber (The) Co.	5.00%	05/31/26	1,165,031
2,125,000	Goodyear Tire & Rubber (The) Co. (a)	4.88%	03/15/27	1,901,875
2,599,000	Navistar International Corp. (b)	6.63%	11/01/25	2,663,975
1,970,000	Tenneco, Inc. (a)	5.00%	07/15/26	1,644,950
				14,796,120
	Banking – 1.4%
1,165,000	Ally Financial, Inc.	8.00%	11/01/31	1,406,738
612,000	Ally Financial, Inc. (a)	8.00%	11/01/31	737,460
6,000,000	Ally Financial, Inc. (a)	5.13%	09/30/24	6,112,500
				8,256,698
	Basic Industry – 10.1%
3,750,000	AK Steel Corp.	7.63%	10/01/21	3,764,062
1,000,000	AK Steel Corp. (a)	7.50%	07/15/23	1,020,000
2,100,000	AK Steel Corp.	6.38%	10/15/25	1,879,500
2,425,000	Beazer Homes USA, Inc. (a)	8.75%	03/15/22	2,449,250
800,000	Cleveland-Cliffs, Inc. (a)	4.88%	04/01/21	796,000
1,800,000	Cleveland-Cliffs, Inc. (a)	5.75%	03/01/25	1,707,750
4,111,000	Core & Main L.P. (b)	6.13%	08/15/25	3,874,617
1,000,000	Freeport-McMoRan, Inc. (a)	3.55%	03/01/22	948,750
1,680,000	Freeport-McMoRan, Inc.	3.88%	03/15/23	1,558,200
960,000	Freeport-McMoRan, Inc. (a)	4.55%	11/14/24	892,800
2,445,000	JELD-WEN, Inc. (a) (b)	4.88%	12/15/27	2,133,263
2,979,000	KB Home	7.50%	09/15/22	3,157,740
1,600,000	Koppers, Inc. (a) (b)	6.00%	02/15/25	1,540,480
500,000	Lennar Corp.	5.88%	11/15/24	504,375
1,500,000	LGI Homes, Inc. (b)	6.88%	07/15/26	1,432,500
3,180,000	Meritage Homes Corp.	6.00%	06/01/25	3,108,450
1,000,000	Novelis Corp. (a) (b)	6.25%	08/15/24	992,500
2,862,000	Novelis Corp. (b)	5.88%	09/30/26	2,704,590
2,045,000	Olin Corp.	5.13%	09/15/27	1,914,631
2,050,000	Pisces Midco, Inc. (a) (b)	8.00%	04/15/26	1,998,750
3,260,000	PQ Corp. (a) (b)	6.75%	11/15/22	3,370,025
565,000	PQ Corp. (a) (b)	5.75%	12/15/25	545,931
3,710,000	PulteGroup, Inc. (a)	7.88%	06/15/32	3,932,600
2,025,000	Shea Homes L.P./Shea Homes Funding Corp. (a) (b)	6.13%	04/01/25	1,883,250
4,250,000	Standard Industries, Inc. (a) (b)	5.00%	02/15/27	3,888,750
3,050,000	Toll Brothers Finance Corp.	4.88%	11/15/25	2,889,875
3,765,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (a)	5.88%	06/15/24	3,529,688
				58,418,327
	Capital Goods – 7.5%
3,045,000	Ball Corp.	4.00%	11/15/23	2,961,262
2,675,000	Berry Global, Inc. (a) (b)	4.50%	02/15/26	2,507,813
4,100,000	BWAY Holding Co. (a) (b)	5.50%	04/15/24	3,946,250
3,500,000	Crown Americas LLC/Crown Americas Capital Corp. IV (a)	4.50%	01/15/23	3,438,750
1,500,000	JB Poindexter & Co., Inc. (b)	7.13%	04/15/26	1,552,500
2,590,000	KLX, Inc. (b)	5.88%	12/01/22	2,674,175
2,080,000	Mueller Water Products, Inc. (b)	5.50%	06/15/26	2,064,400
2,840,000	Owens-Brockway Glass Container, Inc. (a) (b)	5.00%	01/15/22	2,815,150
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Capital Goods (Continued)
$5,700,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU (a) (b)	5.13%	07/15/23	$5,578,875
3,725,000	Sealed Air Corp. (b)	5.50%	09/15/25	3,687,750
5,445,000	Terex Corp. (a) (b)	5.63%	02/01/25	5,186,362
2,660,000	Trident Merger Sub, Inc. (a) (b)	6.63%	11/01/25	2,493,750
2,925,000	Triumph Group, Inc. (a)	4.88%	04/01/21	2,769,683
1,750,000	Triumph Group, Inc. (a)	7.75%	08/15/25	1,649,375
				43,326,095
	Consumer Goods – 7.2%
3,905,000	B&G Foods, Inc. (a)	5.25%	04/01/25	3,734,156
3,245,000	Cott Holdings, Inc. (b)	5.50%	04/01/25	3,098,975
4,920,000	First Quality Finance Co., Inc. (a) (b)	5.00%	07/01/25	4,538,700
4,840,000	Kronos Acquisition Holdings, Inc. (a) (b)	9.00%	08/15/23	4,247,100
2,915,000	Lamb Weston Holdings, Inc. (b)	4.63%	11/01/24	2,866,086
3,965,000	Performance Food Group, Inc. (b)	5.50%	06/01/24	3,826,225
2,000,000	Pilgrim’s Pride Corp. (b)	5.75%	03/15/25	1,875,000
1,765,000	Post Holdings, Inc. (b)	5.50%	03/01/25	1,714,256
3,610,000	Post Holdings, Inc. (b)	5.00%	08/15/26	3,343,763
3,900,000	Prestige Brands, Inc. (b)	6.38%	03/01/24	3,870,750
3,910,000	Spectrum Brands, Inc.	5.75%	07/15/25	3,822,025
1,500,000	TreeHouse Foods, Inc. (b)	6.00%	02/15/24	1,501,875
3,240,000	US Foods, Inc. (b)	5.88%	06/15/24	3,223,800
				41,662,711
	Energy – 10.0%
1,675,000	AmeriGas Partners L.P./AmeriGas Finance Corp.	5.50%	05/20/25	1,574,500
5,100,000	AmeriGas Partners L.P./AmeriGas Finance Corp.	5.88%	08/20/26	4,845,000
1,875,000	Andeavor Logistics L.P./Tesoro Logistics Finance Corp. (a)	5.25%	01/15/25	1,914,844
1,600,000	Antero Midstream Partners LP/Antero Midstream Finance Corp.	5.38%	09/15/24	1,568,000
2,475,000	Blue Racer Midstream LLC/Blue Racer Finance Corp. (a) (b)	6.13%	11/15/22	2,536,875
3,526,000	California Resources Corp. (b)	8.00%	12/15/22	3,146,955
2,060,000	Carrizo Oil & Gas, Inc. (a)	6.25%	04/15/23	2,034,250
4,370,000	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp. (a)	6.25%	04/01/23	4,473,787
3,129,000	Denbury Resources, Inc. (a) (b)	9.25%	03/31/22	3,273,716
2,100,000	Genesis Energy LP/Genesis Energy Finance Corp.	6.50%	10/01/25	1,947,750
1,955,000	Hilcorp Energy I L.P./Hilcorp Finance Co. (b)	5.00%	12/01/24	1,852,363
2,100,000	Holly Energy Partners L.P./Holly Energy Finance Corp. (b)	6.00%	08/01/24	2,115,750
2,650,000	Matador Resources Co. (b)	5.88%	09/15/26	2,597,000
1,500,000	Oasis Petroleum, Inc. (b)	6.25%	05/01/26	1,475,625
3,155,000	QEP Resources, Inc.	5.63%	03/01/26	2,981,475
875,000	Range Resources Corp. (a)	5.75%	06/01/21	891,406
2,245,000	Sanchez Energy Corp.	6.13%	01/15/23	841,875
3,020,000	SM Energy Co. (a)	5.63%	06/01/25	2,921,850
2,790,000	Southwestern Energy Co.	4.10%	03/15/22	2,762,100
2,310,000	Southwestern Energy Co.	7.50%	04/01/26	2,361,975
2,000,000	Targa Pipeline Partners L.P./Targa Pipeline Finance Corp.	5.88%	08/01/23	1,965,000
4,000,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.	5.00%	01/15/28	3,805,000
1,380,000	Whiting Petroleum Corp.	5.75%	03/15/21	1,393,800
2,560,000	Whiting Petroleum Corp.	6.63%	01/15/26	2,563,200
				57,844,096
	Financial Services – 2.4%
2,000,000	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.	6.00%	08/01/20	2,020,000

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Financial Services (Continued)
$2,000,000	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.	5.88%	02/01/22	$2,007,700
3,385,000	MSCI, Inc. (a) (b)	5.75%	08/15/25	3,495,013
1,395,000	Springleaf Finance Corp.	6.00%	06/01/20	1,429,875
4,555,000	Springleaf Finance Corp. (a)	7.75%	10/01/21	4,828,300
				13,780,888
	Healthcare – 6.3%
3,825,000	Catalent Pharma Solutions, Inc. (b)	4.88%	01/15/26	3,605,062
1,370,000	CHS/Community Health Systems, Inc.	5.13%	08/01/21	1,304,925
153,000	CHS/Community Health Systems, Inc. (b)	8.13%	06/30/24	121,635
3,905,000	Hologic, Inc. (b)	4.38%	10/15/25	3,680,462
731,000	IQVIA, Inc. (a) (b)	4.88%	05/15/23	726,892
3,000,000	IQVIA, Inc. (b)	5.00%	10/15/26	2,902,500
3,665,000	MPH Acquisition Holdings LLC (b)	7.13%	06/01/24	3,732,143
2,000,000	Service Corp International	5.38%	05/15/24	2,030,000
4,750,000	Service Corp International (a)	7.50%	04/01/27	5,242,812
2,670,000	Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc. (a) (b)	7.50%	10/01/24	2,823,525
2,750,000	Teleflex, Inc.	4.63%	11/15/27	2,574,688
2,450,000	Tenet Healthcare Corp.	8.13%	04/01/22	2,560,250
2,300,000	Verscend Escrow Corp. (a) (b)	9.75%	08/15/26	2,314,375
3,245,000	West Street Merger Sub, Inc. (b)	6.38%	09/01/25	3,058,413
				36,677,682
	Leisure – 7.2%
5,450,000	Boyd Gaming Corp. (a)	6.38%	04/01/26	5,422,750
2,980,000	Churchill Downs, Inc. (b)	4.75%	01/15/28	2,726,700
1,200,000	Eldorado Resorts, Inc.	7.00%	08/01/23	1,263,000
3,500,000	Eldorado Resorts, Inc.	6.00%	04/01/25	3,473,750
4,385,000	ESH Hospitality, Inc. (a) (b)	5.25%	05/01/25	4,160,269
3,980,000	GLP Capital L.P./GLP Financing II, Inc.	5.38%	04/15/26	3,965,075
4,600,000	Hilton Domestic Operating Co., Inc. (a) (b)	5.13%	05/01/26	4,508,000
3,120,000	Live Nation Entertainment, Inc. (b)	4.88%	11/01/24	2,995,200
3,900,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.	5.63%	05/01/24	3,919,500
4,825,000	MGM Resorts International (a)	6.75%	10/01/20	5,039,230
4,160,000	Scientific Games International, Inc. (a)	10.00%	12/01/22	4,362,800
				41,836,274
	Media – 5.5%
2,250,000	CCO Holdings LLC/CCO Holdings Capital Corp.	5.75%	01/15/24	2,278,125
2,200,000	CCO Holdings LLC/CCO Holdings Capital Corp. (b)	5.88%	05/01/27	2,167,000
2,000,000	Clear Channel Worldwide Holdings, Inc., Series B (a)	7.63%	03/15/20	2,005,000
2,841,000	Clear Channel Worldwide Holdings, Inc., Series B	6.50%	11/15/22	2,898,388
3,500,000	CSC Holdings LLC (a)	5.25%	06/01/24	3,381,875
1,250,000	CSC Holdings LLC (b)	6.63%	10/15/25	1,312,500
725,000	CSC Holdings LLC (b)	10.88%	10/15/25	838,281
2,325,000	CSC Holdings LLC (a) (b)	5.50%	04/15/27	2,237,813
1,000,000	Dish DBS Corp. (a)	5.13%	05/01/20	1,006,250
5,830,000	Dish DBS Corp. (a)	6.75%	06/01/21	5,902,875
2,300,000	Lamar Media Corp.	5.38%	01/15/24	2,314,375
2,115,000	Lamar Media Corp.	5.75%	02/01/26	2,133,506
3,150,000	Sirius XM Radio, Inc. (b)	5.38%	07/15/26	3,087,000
				31,562,988
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Real Estate – 0.2%
$1,000,000	Hospitality Properties Trust	4.95%	02/15/27	$968,847
	Retail – 2.5%
5,445,000	Hanesbrands, Inc. (a) (b)	4.63%	05/15/24	5,240,812
1,320,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (b)	5.00%	06/01/24	1,305,150
3,300,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (b)	5.25%	06/01/26	3,250,500
800,000	L Brands, Inc. (a)	7.60%	07/15/37	640,000
2,975,000	Murphy Oil USA, Inc.	6.00%	08/15/23	3,049,375
1,375,000	New Albertsons, Inc.	7.75%	06/15/26	1,213,438
				14,699,275
	Services – 9.4%
4,000,000	Advanced Disposal Services, Inc. (a) (b)	5.63%	11/15/24	3,910,000
1,625,000	Aramark Services, Inc.	4.75%	06/01/26	1,551,875
4,175,000	Aramark Services, Inc. (b)	5.00%	02/01/28	3,971,469
325,000	Ashtead Capital, Inc. (b)	5.63%	10/01/24	334,344
2,900,000	BlueLine Rental Finance Corp./BlueLine Rental LLC (b)	9.25%	03/15/24	3,030,500
1,045,000	Frontdoor, Inc. (b)	6.75%	08/15/26	1,068,513
500,000	GEO (The) Group, Inc.	5.88%	10/15/24	466,150
2,740,000	H&E Equipment Services, Inc.	5.63%	09/01/25	2,616,700
3,587,000	Herc Rentals, Inc. (b)	7.50%	06/01/22	3,748,415
1,276,000	Herc Rentals, Inc. (b)	7.75%	06/01/24	1,352,560
4,199,000	Iron Mountain, Inc. (b)	4.88%	09/15/27	3,758,105
1,845,000	Iron Mountain, Inc. (b)	5.25%	03/15/28	1,665,112
4,615,000	KAR Auction Services, Inc. (a) (b)	5.13%	06/01/25	4,349,637
3,805,000	ServiceMaster (The) Co. LLC (a) (b)	5.13%	11/15/24	3,671,825
3,650,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp. (b)	6.75%	06/01/25	3,484,655
2,500,000	United Rentals North America, Inc.	5.75%	11/15/24	2,515,625
1,400,000	United Rentals North America, Inc.	5.50%	07/15/25	1,369,375
2,900,000	United Rentals North America, Inc. (a)	5.88%	09/15/26	2,852,875
450,000	United Rentals North America, Inc.	5.50%	05/15/27	428,063
1,705,000	United Rentals North America, Inc.	4.88%	01/15/28	1,540,382
3,650,000	Waste Pro USA, Inc. (b)	5.50%	02/15/26	3,467,500
2,975,000	Wrangler Buyer Corp. (b)	6.00%	10/01/25	3,198,125
				54,351,805
	Technology & Electronics – 5.4%
3,195,000	CDK Global, Inc. (a)	4.88%	06/01/27	3,007,294
590,000	CDW LLC/CDW Finance Corp. (a)	5.50%	12/01/24	598,850
145,000	CDW LLC/CDW Finance Corp.	5.00%	09/01/25	141,919
3,700,000	CommScope Technologies LLC (b)	5.00%	03/15/27	3,312,129
2,800,000	CommScope, Inc. (a) (b)	5.00%	06/15/21	2,801,400
3,996,000	Dell International LLC/EMC Corp. (a) (b)	8.35%	07/15/46	4,657,283
4,030,000	First Data Corp. (a) (b)	7.00%	12/01/23	4,181,629
2,038,000	First Data Corp. (a) (b)	5.00%	01/15/24	2,020,167
3,105,000	Match Group, Inc. (a)	6.38%	06/01/24	3,236,962
4,365,000	NCR Corp.	6.38%	12/15/23	4,365,000
3,019,000	PTC, Inc.	6.00%	05/15/24	3,094,475
				31,417,108
	Telecommunications – 11.3%
2,960,000	CenturyLink, Inc., Series P (a)	7.60%	09/15/39	2,560,400
3,300,000	CenturyLink, Inc., Series U	7.65%	03/15/42	2,854,500
4,545,000	CyrusOne L.P./CyrusOne Finance Corp.	5.38%	03/15/27	4,522,275

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Telecommunications (Continued)
$5,525,000	Equinix, Inc. (a)	5.88%	01/15/26	$5,635,500
1,675,000	Equinix, Inc. (a)	5.38%	05/15/27	1,662,438
1,130,000	Frontier Communications Corp. (a)	10.50%	09/15/22	946,375
4,380,000	Frontier Communications Corp. (a) (b)	8.50%	04/01/26	4,084,350
2,956,000	Hughes Satellite Systems Corp. (a)	5.25%	08/01/26	2,819,285
300,000	Level 3 Financing, Inc.	6.13%	01/15/21	301,500
3,070,000	Level 3 Financing, Inc.	5.38%	01/15/24	3,046,975
3,025,000	Level 3 Financing, Inc.	5.38%	05/01/25	2,960,719
2,900,000	Level 3 Financing, Inc.	5.25%	03/15/26	2,791,250
2,850,000	Qualitytech L.P./QTS Finance Corp. (b)	4.75%	11/15/25	2,671,875
1,250,000	SBA Communications Corp.	4.88%	07/15/22	1,242,188
1,700,000	SBA Communications Corp. (a)	4.88%	09/01/24	1,646,875
425,000	Sprint Capital Corp.	6.88%	11/15/28	419,156
6,045,000	Sprint Capital Corp.	8.75%	03/15/32	6,619,275
570,000	Sprint Communications, Inc. (a)	9.25%	04/15/22	645,525
3,685,000	Sprint Corp.	7.63%	03/01/26	3,841,612
3,295,000	T-Mobile USA, Inc.	6.00%	03/01/23	3,386,733
2,925,000	T-Mobile USA, Inc.	6.00%	04/15/24	3,005,437
3,500,000	Zayo Group LLC/Zayo Capital, Inc. (a)	6.00%	04/01/23	3,587,500
4,200,000	Zayo Group LLC/Zayo Capital, Inc. (a) (b)	5.75%	01/15/27	4,127,340
				65,379,083
	Transportation – 2.2%
771,800	Continental Airlines 2005-ERJ1 Pass Through Trust	9.80%	04/01/21	816,179
2,000,000	United Continental Holdings, Inc. (a)	6.00%	12/01/20	2,082,500
4,822,427	US Airways 2000-3C Pass Through Trust	8.39%	03/01/22	5,123,829
4,331,000	XPO Logistics, Inc. (a) (b)	6.50%	06/15/22	4,455,516
				12,478,024
	Utility – 1.5%
5,120,000	Calpine Corp. (a)	5.75%	01/15/25	4,594,176
2,000,000	Clearway Energy Operating LLC	5.38%	08/15/24	1,988,750
2,300,000	Pattern Energy Group, Inc. (b)	5.88%	02/01/24	2,288,500
				8,871,426
	Total Corporate Bonds and Notes			536,327,447
	(Cost $550,731,617)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES – 25.8%
	Automotive – 0.5%
2,565,000	LKQ European Holdings B.V. (EUR) (b)	3.63%	04/01/26	2,869,483
	Banking – 0.4%
2,400,000	Royal Bank of Scotland Group PLC (USD)	5.13%	05/28/24	2,368,131
	Basic Industry – 5.2%
2,700,000	Alcoa Nederland Holding B.V. (USD) (b)	7.00%	09/30/26	2,862,000
3,792,000	ArcelorMittal (USD) (a)	7.00%	10/15/39	4,208,203
1,700,000	Cemex SAB de CV (USD) (b)	7.75%	04/16/26	1,797,750
3,340,000	FMG Resources (August 2006) Pty Ltd. (USD) (b)	5.13%	05/15/24	3,185,525
2,725,000	Intertape Polymer Group, Inc. (USD) (b)	7.00%	10/15/26	2,731,812
1,900,000	James Hardie International Finance DAC (USD) (a) (b)	5.00%	01/15/28	1,731,375
250,000	Kinross Gold Corp. (USD)	5.95%	03/15/24	256,875
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Basic Industry (Continued)
775,000	Kinross Gold Corp. (USD)	4.50%	07/15/27	$695,563
1,490,000	MMC Norilsk Nickel OJSC via MMC Finance DAC (USD) (b)	6.63%	10/14/22	1,560,318
1,625,000	SPCM S.A. (USD) (b)	4.88%	09/15/25	1,507,188
2,200,000	Stora Enso OYJ (USD) (b)	7.25%	04/15/36	2,618,000
2,505,000	Teck Resources Ltd. (USD)	6.00%	08/15/40	2,461,162
1,795,000	Teck Resources Ltd. (USD)	6.25%	07/15/41	1,799,488
2,975,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (USD) (b)	5.38%	09/01/25	2,764,667
				30,179,926
	Capital Goods – 2.7%
5,100,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (USD) (a) (b)	7.25%	05/15/24	5,144,625
535,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (USD) (b)	6.00%	02/15/25	502,900
890,000	Bombardier, Inc. (USD) (b)	6.00%	10/15/22	877,762
5,888,000	Bombardier, Inc. (USD) (a) (b)	6.13%	01/15/23	5,843,840
3,980,000	Titan Acquisition Ltd./Titan Co-Borrower LLC (USD) (b)	7.75%	04/15/26	3,323,300
				15,692,427
	Consumer Goods – 0.9%
2,600,000	JBS Investments II GmbH (USD) (b)	7.00%	01/15/26	2,570,100
2,925,000	Minerva Luxembourg S.A. (USD) (b)	6.50%	09/20/26	2,712,938
				5,283,038
	Energy – 3.2%
950,000	Gazprom OAO Via Gaz Capital S.A. (USD) (b)	8.63%	04/28/34	1,165,010
1,800,000	LBC Tank Terminals Holding Netherlands BV (USD) (b)	6.88%	05/15/23	1,777,500
4,590,000	Petrobras Global Finance B.V. (USD)	7.38%	01/17/27	4,766,026
588,000	Petrobras Global Finance B.V. (USD)	6.88%	01/20/40	560,070
1,060,000	Petrobras Global Finance B.V. (USD)	7.25%	03/17/44	1,026,213
800,000	Puma International Financing S.A. (USD) (b)	5.13%	10/06/24	674,078
4,500,000	Transocean, Inc. (USD) (b)	7.25%	11/01/25	4,387,500
3,350,000	Weatherford International Ltd. (USD)	4.50%	04/15/22	2,512,500
1,793,000	Weatherford International Ltd. (USD)	8.25%	06/15/23	1,376,127
406,000	Weatherford International Ltd. (USD)	6.50%	08/01/36	272,020
				18,517,044
	Healthcare – 3.4%
1,105,000	Bausch Health Cos, Inc. (USD) (b)	7.50%	07/15/21	1,124,338
2,785,000	Bausch Health Cos, Inc. (USD) (b)	6.50%	03/15/22	2,889,437
4,000,000	Bausch Health Cos, Inc. (USD) (b)	5.50%	03/01/23	3,805,000
5,319,000	Bausch Health Cos, Inc. (USD) (a) (b)	5.88%	05/15/23	5,092,942
3,724,000	Bausch Health Cos, Inc. (USD) (a) (b)	6.13%	04/15/25	3,434,273
1,320,000	Bausch Health Cos, Inc. (USD) (b)	9.00%	12/15/25	1,381,050
2,275,000	Endo Dac./Endo Finance LLC/Endo Finco, Inc. (USD) (a) (b)	6.00%	02/01/25	1,916,688
				19,643,728
	Insurance – 0.8%
1,800,000	Aviva PLC (GBP) (c)	6.13%	11/14/36	2,523,640
2,220,000	Oil Insurance Ltd., 3 Mo. LIBOR + 2.98% (USD) (a) (b) (d)	5.38%	(e)	2,164,500
				4,688,140

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Leisure – 1.7%
3,205,000	Royal Caribbean Cruises Ltd. (USD) (a)	7.50%	10/15/27	$3,757,555
1,305,000	Sands China, LTD. (USD) (b)	4.60%	08/08/23	1,290,329
1,695,000	Sands China, LTD. (USD) (b)	5.13%	08/08/25	1,664,350
2,960,000	Stars Group Holdings B.V./Stars Group U.S. Co-Borrower LLC (USD) (b)	7.00%	07/15/26	3,011,800
				9,724,034
	Media – 2.3%
3,815,000	Altice France S.A./France (USD) (b)	6.25%	05/15/24	3,671,937
1,200,000	Altice Luxembourg S.A. (USD) (a) (b)	7.75%	05/15/22	1,122,000
3,695,000	UPCB Finance IV Ltd. (USD) (b)	5.38%	01/15/25	3,604,473
1,000,000	Virgin Media Finance PLC (USD) (b)	6.00%	10/15/24	981,550
2,800,000	Virgin Media Finance PLC (GBP)	6.38%	10/15/24	3,704,224
				13,084,184
	Retail – 0.4%
2,720,000	1011778 BC ULC/New Red Finance, Inc. (USD) (b)	4.25%	05/15/24	2,563,600
	Services – 1.9%
700,000	Darling Global Finance BV (EUR) (b)	3.63%	05/15/26	807,693
3,540,000	GFL Environmental, Inc. (USD) (b)	5.63%	05/01/22	3,380,700
630,000	GFL Environmental, Inc. (USD) (a) (b)	5.38%	03/01/23	579,600
3,940,000	Ritchie Bros. Auctioneers, Inc. (USD) (a) (b)	5.38%	01/15/25	3,900,600
1,985,000	Travelport Corporate Finance PLC (USD) (b)	6.00%	03/15/26	1,994,925
				10,663,518
	Technology & Electronics – 1.0%
2,500,000	NXP B.V./NXP Funding LLC (USD) (a) (b)	4.63%	06/01/23	2,484,375
3,060,000	Sensata Technologies UK Financing Co., PLC (USD) (a) (b)	6.25%	02/15/26	3,128,850
				5,613,225
	Telecommunications – 1.4%
2,225,000	DKT Finance ApS (USD) (b)	9.38%	06/17/23	2,344,594
3,540,000	Telecom Italia Capital S.A. (USD) (a)	7.72%	06/04/38	3,601,950
2,300,000	VEON Holdings B.V. (USD) (b)	4.95%	06/16/24	2,182,861
				8,129,405
	Total Foreign Corporate Bonds and Notes			149,019,883
	(Cost $151,098,690)
Par Amount (Local Currency)	Description	Stated Rate	Stated Maturity	Value (US Dollars)
CAPITAL PREFERRED SECURITIES – 6.0%
	Automotive – 0.8%
4,935,000	General Motors Financial Co., Inc., Series A (USD) (a) (c)	5.75%	(e)	4,456,206
	Banking – 3.1%
2,940,000	Bank of America Corp., Series DD (USD) (c)	6.30%	(e)	3,105,375
4,475,000	Citigroup, Inc., Series M (USD) (c)	6.30%	(e)	4,453,744
2,775,000	Dresdner Funding Trust I (USD) (a) (b)	8.15%	06/30/31	3,455,030
5,370,000	Goldman Sachs Group (The), Inc., Series P (USD) (c)	5.00%	(e)	4,953,825
900,000	HBOS Capital Funding L.P. (GBP) (c)	6.46%	(e)	1,155,102
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2018
Par Amount (Local Currency)	Description	Stated Rate	Stated Maturity	Value (US Dollars)
CAPITAL PREFERRED SECURITIES (Continued)
	Banking (Continued)
795,000	RBS Capital Trust II (USD) (c)	6.43%	(e)	$953,006
				18,076,082
	Capital Goods – 0.5%
3,210,000	Textron Financial Corp., 3 Mo. LIBOR + 1.74% (USD) (b) (d)	4.05%	02/15/42	2,752,575
	Insurance – 1.6%
6,950,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (USD) (a) (b) (d)	4.44%	02/12/47	6,411,375
3,500,000	Lincoln National Corp., 3 Mo. LIBOR + 2.36% (USD) (a) (d)	4.67%	05/17/66	3,211,250
				9,622,625
	Total Capital Preferred Securities			34,907,488
	(Cost $35,572,954)
Principal Value	Description	Rate (f)	Stated Maturity (g)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 1.5%
	Consumer Goods – 0.3%
$2,100,000	United Natural Foods, Inc., 1 Mo. LIBOR + 4.25%, 0.00% Floor	6.55%	10/22/25	1,966,125
	Energy – 0.2%
990,188	Crestwood Holdings LLC, Term Loan B, 1 Mo. LIBOR + 7.50%, 0.00% Floor	9.79%	03/06/23	985,653
	Healthcare – 1.0%
5,997,883	Ortho-Clinical Term Loan B3, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.54%	06/30/25	5,975,391
	Total Senior Floating-Rate Loan Interests			8,927,169
	(Cost $8,985,234)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 0.8%
	Collateralized Mortgage Obligations – 0.2%
	Washington Mutual Alternative Mortgage Pass-Through Certificates
23,993	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (h)	25.79%	06/25/37	37,640
	Wells Fargo Mortgage Backed Securities
990,617	Series 2006-AR7 Trust, Class 2A4 (i)	4.32%	05/25/36	1,017,022
				1,054,662
	Commercial Mortgage-Backed Securities – 0.6%
	Securitized Asset Backed Receivables LLC Trust
7,674,533	Series 2006-FR4, Class A2A, 1 Mo. LIBOR + 0.08% (d)	2.30%	08/25/36	3,330,731
	Total Mortgage-Backed Securities			4,385,393
	(Cost $6,050,890)
ASSET-BACKED SECURITIES – 0.1%
	Keycorp Student Loan Trust,
437,412	Series 2000-A, Class A2, 3 Mo. LIBOR + 0.32% (d)	2.65%	05/25/29	436,143
	(Cost $413,366)
STRUCTURED NOTES – 0.0%
5,750,000	Preferred Term Securities XXV, Ltd. (j) (k) (l)	(m)	06/22/37	0

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
STRUCTURED NOTES (Continued)
$2,500,000	Preferred Term Securities XXVI, Ltd. (j) (k) (l)	(m)	09/22/37	$0
	Total Structured Notes			0
	(Cost $0)

Shares	Description	Value
COMMON STOCKS – 0.1%
	Energy – 0.0%
7	Thunderbird Resources Equity, Inc. (k) (l) (n) (o)	108,110
	Utility – 0.1%
13,918	Vistra Energy Corp. (o)	314,965
	Total Common Stocks	423,075
	(Cost $997,888)
RIGHTS – 0.0%
	Utility – 0.0%
13,918	Vistra Energy Corp. (n) (o)	11,246
22,783	Vistra Energy Corp. Claim (k) (l) (n) (o)	0
	Total Rights	11,246
	(Cost $23,512)
PREFERRED SECURITIES – 0.0%
4,000,000	Soloso CDO, Ltd. (j) (k) (l) (m)	0
	(Cost $0)

	Total Investments – 127.0%			734,437,844
	(Cost $753,874,151) (p)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS SOLD SHORT - (21.8)%
(101,950,000)	United States Treasury Note	1.38%	09/30/23	(94,455,126)
(32,000,000)	United States Treasury Note	2.88%	05/31/25	(31,640,625)
	Total U.S. Government Bonds Sold Short			(126,095,751)
	(Proceeds $130,967,755)
CORPORATE BONDS SOLD SHORT – (1.6)%
	Energy – (0.8)%
(2,400,000)	Noble Energy, Inc.	4.15%	12/15/21	(2,418,879)
(2,100,000)	Noble Energy, Inc.	3.90%	11/15/24	(2,043,836)
				(4,462,715)
	Media – (0.8)%
(5,145,000)	Netflix, Inc.	4.38%	11/15/26	(4,752,694)
	Total Corporate Bonds Sold Short			(9,215,409)
	(Proceeds $9,150,271)
	Total Investments Sold Short – (23.4)%			(135,311,160)
	(Proceeds $140,118,026)

Outstanding Loan – (6.3)%	(36,664,548)
Net Other Assets and Liabilities – 2.7%	15,898,039
Net Assets – 100.0%	$578,360,175

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2018
Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2018	Sale Value as of 10/31/2018	Unrealized Appreciation/ (Depreciation)
11/01/18	JPM	USD	3,890,187	EUR	3,306,000	$ 3,890,187	$ 3,744,819	$ 145,368
02/01/19	JPM	USD	3,775,945	EUR	3,294,000	3,775,945	3,763,694	12,251
11/01/18	JPM	USD	7,878,103	GBP	5,963,000	7,878,103	7,622,246	255,857
02/01/19	JPM	USD	7,674,118	GBP	5,994,000	7,674,118	7,699,993	(25,875)
Net Unrealized Appreciation (Depreciation)								$387,601

Counterparty Abbreviations
JPM	JPMorgan Chase
See Note 2F – Forward Foreign Currency Contracts in the Notes to Financial Statements.

(a)	This security or a portion of this security is segregated as collateral for investments sold short.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund’s sub-advisor (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2018, securities noted as such amounted to $374,364,580 of total investments or 64.7% of net assets.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2018. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	Floating or variable rate security.
(e)	Perpetual maturity.
(f)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate.
(g)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(h)	Inverse floating rate security.
(i)	Collateral Strip Rate security. Interest is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(j)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).
(k)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2018, securities noted as such are valued at $108,110 or 0.0% of net assets.
(l)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(m)	Zero coupon security.
(n)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Fund’s Sub-Advisor.
(o)	Non-income producing security.
(p)	Aggregate cost for federal income tax purposes was $624,507,773. As of October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $16,298,156 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $41,291,644. The net unrealized depreciation was $24,993,488. The amounts presented are inclusive of investments sold short and derivative contracts.

CDO	Collateralized Debt Obligation
EUR	Euro
GBP	British Pound Sterling
LIBOR	London Interbank Offered Rate
USD	United States Dollar

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2018

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$ 536,327,447	$ —	$ 536,327,447	$ —
Foreign Corporate Bonds and Notes*	149,019,883	—	149,019,883	—
Capital Preferred Securities*	34,907,488	—	34,907,488	—
Senior Floating-Rate Loan Interests*	8,927,169	—	8,927,169	—
Mortgage-Backed Securities	4,385,393	—	4,385,393	—
Asset-Backed Securities	436,143	—	436,143	—
Structured Notes	—**	—	—	—**
Common Stocks:
Energy	108,110	—	—	108,110
Utility	314,965	314,965	—	—
Rights*	11,246	—	11,246	—**
Preferred Securities	—**	—	—	—**
Total Investments	734,437,844	314,965	734,014,769	108,110
Forward Foreign Currency Contracts	413,476	—	413,476	—
Total	$ 734,851,320	$ 314,965	$ 734,428,245	$ 108,110
LIABILITIES TABLE
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Bonds Sold Short	$ (126,095,751)	$ —	$ (126,095,751)	$ —
Corporate Bonds Sold Short*	(9,215,409)	—	(9,215,409)	—
Forward Foreign Currency Contracts	(25,875)	—	(25,875)	—
Total	$ (135,337,035)	$—	$ (135,337,035)	$—

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. During the period ended October 31, 2018, the Fund acquired Level 3 common stocks valued at $108,110 and Level 3 structured notes, rights and preferred securities valued at $0. The acquisition of the Level 3 securities is due to the merger of the First Trust Strategic High Income Fund II (“FHY”), a closed-end fund managed by First Trust Advisors L.P., with and into the Fund (see Note 4 – Merger in the Notes to Financial Statements).
Level 3 Structured Notes, Preferred Securities and Rights are fair valued by the Advisor’s Pricing Committee. These values are based on unobservable and non-quantitative inputs.
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Assets and Liabilities
October 31, 2018
ASSETS:
Investments, at value (Cost $753,874,151)	$ 734,437,844
Cash	2,577,351
Foreign currency (Cost $177,742)	172,895
Unrealized appreciation on forward foreign currency contracts	413,476
Receivables:
Interest	11,350,992
Investment securities sold	6,033,702
Margin interest rebate	81,251
Prepaid expenses	5,250
Total Assets	755,072,761
LIABILITIES:
Borrowings	36,664,548
Investments sold short, at value (proceeds $140,118,026)	135,311,160
Unrealized depreciation on forward foreign currency contracts	25,875
Payables:
Investment securities purchased	3,182,977
Interest expense on investments sold short	689,938
Investment advisory fees	498,027
Margin interest expense	167,008
Audit and tax fees	60,001
Shareholder reporting fees	44,450
Administrative fees	38,696
Custodian fees	21,641
Transfer agent fees	2,874
Legal fees	2,339
Trustees’ fees and expenses	1,327
Financial reporting fees	771
Other liabilities	954
Total Liabilities	176,712,586
NET ASSETS	$578,360,175
NET ASSETS consist of:
Paid-in capital	$ 681,215,432
Par value	349,030
Accumulated distributable earnings (loss)	(103,204,287)
NET ASSETS	$578,360,175
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$16.57
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	34,903,005

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Operations
For the Year Ended October 31, 2018
INVESTMENT INCOME:
Interest	$ 40,235,211
Margin interest rebate	1,787,802
Other	300,852
Total investment income	42,323,865
EXPENSES:
Investment advisory fees	5,505,392
Margin interest expense	3,464,034
Interest expense on investments sold short	2,431,447
Administrative fees	301,333
Shareholder reporting fees	115,366
Custodian fees	74,359
Audit and tax fees	55,130
Listing expense	32,889
Legal fees	28,369
Transfer agent fees	26,521
Trustees’ fees and expenses	16,642
Financial reporting fees	9,250
Other	46,971
Total expenses	12,107,703
NET INVESTMENT INCOME (LOSS)	30,216,162
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,088,765
Forward foreign currency contracts	254,220
Foreign currency transactions	89,465
Investments sold short	261,376
Net realized gain (loss)	6,693,826
Net change in unrealized appreciation (depreciation) on:
Investments	(52,502,767)
Forward foreign currency contracts	355,976
Foreign currency translation	(8,276)
Investments sold short	4,283,423
Net change in unrealized appreciation (depreciation)	(47,871,644)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(41,177,818)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,961,656)
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statements of Changes in Net Assets
	Year Ended 10/31/2018	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 30,216,162	$ 34,918,617
Net realized gain (loss)	6,693,826	7,455,441
Net change in unrealized appreciation (depreciation)	(47,871,644)	21,272,286
Net increase (decrease) in net assets resulting from operations	(10,961,656)	63,646,344
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(30,907,135)
Net investment income		(36,417,879)
Return of capital	(11,822,468)	(11,394,759)
Total distributions to shareholders	(42,729,603)	(47,812,638)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares acquired through merger	96,061,971	—
Purchase of Common Shares pursuant to a tender offer *	—	(93,689,849)
Repurchase of Common Shares **	(10,057,633)	(205,540)
Net increase (decrease) in net assets resulting from capital transactions	86,004,338	(93,895,389)
Total increase (decrease) in net assets	32,313,079	(78,061,683)
NET ASSETS:
Beginning of period	546,047,096	624,108,779
End of period	$ 578,360,175	$ 546,047,096
Accumulated net investment income (loss) at end of period		$539,374
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	29,947,157	35,245,603
Common shares acquired through merger	5,637,721	—
Common Shares purchased pursuant to a tender offer *	—	(5,284,792)
Common Shares repurchased **	(681,873)	(13,654)
Common Shares at end of period	34,903,005	29,947,157

*	On June 14, 2017, the Fund commenced a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund’s tender offer expired at 5:00 p.m. New York City time on Thursday, July 13, 2017. Because the Fund’s tender offer was oversubscribed, the Fund repurchased 5,284,792 (15%) of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered.
**	On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2019. For the year ended October 31, 2018, the fund repurchased 681,873 of its shares at a weighted-average discount of 13.03% from net asset value per share. For the year ended October 31, 2017, the Fund repurchased 13,654 of its shares at a weighted-average discount of 13.69% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 296,725 common shares (for an aggregate of 1,802,808), or (ii) March 15, 2019.

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Cash Flows
For the Year Ended October 31, 2018
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(10,961,656)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(224,360,011)
Borrowed investments sold short	47,696,828
Sales, maturities and paydown of investments	208,566,575
Borrowed investments purchased	(15,290,452)
Net amortization/accretion of premiums/discounts on investments	136,530
Net realized gain/loss on investments	(6,088,765)
Net realized gain/loss on investments sold short	(261,376)
Net change in unrealized appreciation/depreciation on investments	52,502,767
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	(355,976)
Net change in unrealized appreciation/depreciation on investments sold short	(4,283,423)
Changes in assets and liabilities:
Increase in interest receivable	(1,878,209)
Increase in margin interest rebate receivable	(81,251)
Decrease in miscellaneous receivable	16,998
Decrease in prepaid expenses	7,027
Increase in interest payable on investments sold short	387,133
Decrease in due to broker	(133,785)
Increase in investment advisory fees payable	35,046
Increase in audit and tax fees payable	2,801
Decrease in legal fees payable	(1,155)
Increase in shareholder reporting fees payable	5,905
Increase in administrative fees payable	228
Increase in custodian fees payable	2,917
Decrease in transfer agent fees payable	(1,093)
Decrease in Trustees’ fees and expenses payable	(39)
Increase in margin interest expense payable	167,008
Decrease in other liabilities payable	(563)
Cash provided by operating activities		$45,830,009
Cash flows from financing activities:
Repurchase of Common Shares	(10,057,633)
Distributions to Common Shareholders from investment operations	(30,907,135)
Distributions to Common Shareholders from return of capital	(11,822,468)
Cash received in merger (a)	944,259
Net proceeds from borrowing	8,418,837
Cash used in financing activities		(43,424,140)
Increase in cash and foreign currency (b)		2,405,869
Cash and foreign currency at beginning of period		344,377
Cash and foreign currency at end of period		$2,750,246
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$5,341,340
Non-cash purchase of investments acquired through the merger (a)		$95,117,712

(a)	See Note 4 - Merger in the Notes to Financial Statements.
(b)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(8,276).
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 18.23	$ 17.71	$ 17.28	$ 19.47	$ 19.63
Income from investment operations:
Net investment income (loss)	0.96	1.04	1.00	1.11	1.31
Net realized and unrealized gain (loss)	(1.32)	0.83	0.44	(2.05)	(0.15)
Total from investment operations	(0.36)	1.87	1.44	(0.94)	1.16
Distributions paid to shareholders from:
Net investment income	(0.98)	(1.07)	(1.06)	(1.26)	(1.32)
Return of capital	(0.37)	(0.34)	—	—	—
Total distributions paid to Common Shareholders	(1.35)	(1.41)	(1.06)	(1.26)	(1.32)
Common Share repurchases	0.05	0.00 (a)	0.05	0.01	—
Tender offer purchases	—	0.06	—	—	—
Net asset value, end of period	$16.57	$18.23	$17.71	$17.28	$19.47
Market value, end of period	$13.91	$16.91	$15.52	$14.96	$17.19
Total return based on net asset value (b)	(0.82)%	11.98%	10.24%	(3.89)%	6.86%
Total return based on market value (b)	(10.24)%	18.52%	11.58%	(5.76)%	5.12%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 578,360	$ 546,047	$ 624,109	$ 620,309	$ 701,955
Ratio of total expenses to average net assets	2.20%	1.86%	1.54%	1.66%	1.75%
Ratio of total expenses to average net assets excluding interest expense	1.13%	1.19%	1.16%	1.21%	1.26%
Ratio of net investment income (loss) to average net assets	5.48%	5.76%	5.92%	6.05%	6.59%
Portfolio turnover rate	29%	39%	36%	26%	28%

(a)	Amount is less than $0.01.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

See Notes to Financial Statements

Notes to Financial Statements
First Trust High Income Long/Short Fund (FSD)
October 31, 2018
1. Organization
First Trust High Income Long/Short Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FSD on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to provide current income. The Fund’s secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, “corporate fixed-income securities” include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments (“Senior Loans”)(1), payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund’s benchmark, the ICE BofAML US High Yield Constrained Index (the “Index”). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund’s long positions, either directly or through derivatives, may total up to 130% of the Fund’s Managed Assets. The Fund’s short positions, either directly or through derivatives, may total up to 30% of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund’s liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes, capital preferred securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2018
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the borrower/issuer;

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2018
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2018, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded delayed draw term loan commitments as of October 31, 2018.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2018
D. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2018, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
Preferred Term Securities XXV, Ltd., 06/22/37	03/27/07	$5,750,000	$0.00	$0	$0	0.00%
Preferred Term Securities XXVI, Ltd., 09/22/37	06/06/07	$2,500,000	0.00	0	0	0.00
Soloso CDO, Ltd.	04/24/06	$4,000,000	0.00	0	0	0.00
				$0	$0	0.00%
E. Collateralized Debt Obligations
A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.
F. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
G. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2018
on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
H. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. At October 31, 2018, the Fund had $36,664,548 in borrowings, which approximates fair value, associated with investments sold short as shown in “Borrowings” on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy. At October 31, 2018, the Fund had $135,311,160 of investments sold short as shown in “Investments sold short, at value” on the Statement of Assets and Liabilities. The Fund is charged interest on debt margin balances at a rate equal to the Overnight Bank Funding Rate plus 75 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. At October 31, 2018, the Fund had a debit margin balance of $172,196,257 with an interest rate of 2.94%. For the fiscal year ended October 31, 2018, the Fund had margin interest rebate of $1,787,802 and margin interest expense of $3,464,034, as shown on the Statement of Operations. For the fiscal year ended October 31, 2018, the average margin balance and interest rate were $140,136,373 and 2.41%, respectively.
I. Dividends and Distributions to Shareholders
Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2018, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $212,557, a decrease in accumulated net realized gain (loss) of $38,436,836 and an increase to paid-in capital of $38,224,279. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2018 and 2017, was as follows:

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2018
Distributions paid from:	2018	2017
Ordinary income	$30,907,135	$36,417,879
Capital gains	—	—
Return of capital	11,822,468	11,394,759
As of October 31, 2018, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(78,210,059)
Net unrealized appreciation (depreciation)	(23,659,593)
Total accumulated earnings (losses)	(101,869,652)
Other	—
Paid-in capital	680,229,827
Total net assets	$578,360,175
J. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2018, the Fund had no pre-enactment net capital losses for federal income tax purposes. At October 31, 2018, the Fund had post-enactment net capital losses for federal income tax purposes of $78,210,059 to be carried forward indefinitely.
Of these losses, $27,151,412 is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $2,219,032 per year.
During the taxable year ended October 31, 2018, the Fund utilized capital loss carryforwards of $6,815,218.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of October 31, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
K. Expenses
The Fund will pay all expenses directly related to its operations.
L. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2018
at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
MacKay serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Merger
On March 5, 2018, the Board of Trustees of FSD approved a merger of FSD with the First Trust Strategic High Income Fund II (“FHY”). The merger was completed on June 25, 2018. FSD was the surviving fund.
Under the terms of the merger, which was tax-free, FHY merged with and into FSD and the shareholders of FHY received shares of FSD. As a result of the merger, the assets of FHY were transferred to, and the liabilities of FHY were assumed by, FSD. The cost of the investments received from FHY was carried forward to FSD for U.S. GAAP and tax purposes. The merger was subject to certain conditions, including that the merger was approved on June 11, 2018, by the shareholders of FHY, and that the shareholders of FSD

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2018
approved the issuance of additional FSD shares in connection with the merger. When the merger occurred, the transactions were based on the relative NAVs of FHY and FSD.
The following table summarizes the asset transfers and conversion ratios for the merger.
Acquired Fund	Shares Redeemed	Net Assets on June 22, 2018	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains/Loss	Share Conversion Ratio	Acquiring (Surviving) Fund	Shares Issued	Net Assets on June 22, 2018*
FHY	6,970,226	$96,061,971	$(1,334,635)	$(62,574,506)	0.808829	FSD	5,637,721	$510,274,849
* Amount reflects net assets of FSD prior to the merger.
The following table summarizes the operations of FHY (the Acquired Fund) for the period November 1, 2017 to June 22, 2018, and the operations of FSD, the Acquiring (Surviving) Fund, for the fiscal year ended October 31, 2018, as presented in the Statements of Operations and the combined Acquired and Acquiring (Surviving) Funds’ pro-forma results of operations for the year ended October 31, 2018 assuming the acquisition had been completed on November 1, 2017.
Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of FHY that have been included in FSD’s Statement of Operations since June 22, 2018.
	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) from Operations
Acquired Fund for the Period November 1, 2017 to June 22, 2018 FHY	$3,202,127	$(5,145,740)	$(1,943,613)
Acquiring Fund for the Fiscal Year Ended October 31, 2018 FSD	30,216,162	(41,177,818)	(10,961,656)
Combined Total	$33,418,289	$(46,323,558)	$(12,905,269)
The merger concluded subsequent to the close of business on June 22, 2018.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of investments, excluding short-term investments and investments sold short, for the year ended October 31, 2018, were $221,564,967 and $206,825,076, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $15,290,452 and $47,696,828, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 413,476	Unrealized depreciation on forward foreign currency contracts	$ 25,875
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$254,220
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	355,976

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2018
During the fiscal year ended October 31, 2018, the notional values of forward foreign currency contracts opened and closed were $188,169,476 and $226,626,883, respectively.
The Fund does not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statement of Assets and Liabilities.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Tender Offer
During the fiscal year ended October 31, 2017, the Fund conducted a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund’s tender offer expired at 5:00 p.m. New York City time on Thursday, July 13, 2017.
Because the Fund’s tender offer was oversubscribed, the Fund repurchased 15% of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered (Pro-Ration Factor). The final results of the tender offer are provided in the table below.
Number of Shares Tendered	Number of Tendered Shares to be Purchased	Pro-Ration Factor	Purchase Price (98% of NAV on Expiration Date)	Number of Outstanding Shares after Tender Offer
12,762,491	5,284,792	41.42%	$ 17.7282	29,947,157
9. Distribution Policy
As previously reported, the Fund’s Board of Trustees approved the commencement, effective with the monthly distribution declared in February 2017 and continuing for all distributions declared during the following eleven months, of a distribution policy that provided for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 8.5% based on the Fund’s average monthly NAV per share for the 12 months from February 2017 through January 2018. Under the distribution policy, monthly distributions may have been sourced from income, paid-in capital, and/or capital gains, if any. The policy expired in January 2018.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

(2)Effective on April 17, 2018, First Trust India NIFTY 50 Equal Weight ETF’s underlying index was changed from the NASDAQ AlphaDEX® Taiwan Index to the NIFTY 50 Equal Weight Index.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust High Income Long/Short Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust High Income Long/Short Fund (the “Fund”), as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 20, 2018
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust High Income Long/Short Fund (FSD)
October 31, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2018 (Unaudited)
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Fund will cease to disclose its holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2018, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2018, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 26, 2018, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 23, 2018. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust High Income Long/Short Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Erickson was 25,935,909, the number of votes against was 545,021 and the number of broker non-votes was 3,466,227. The number of votes cast in favor of Mr. Kadlec was 25,944,677, the number of votes against was 536,253 and the number of broker non-votes was 3,466,227. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2018 (Unaudited)
may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Distressed Securities Risk. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied. Distressed securities might be repaid only after lengthy workout, bankruptcy or similar proceedings, during which the issuer may not make any interest or other payments. Because there typically is substantial uncertainty regarding the outcome of such proceedings, there is a high risk of loss, including loss of the entire investment.
Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2018 (Unaudited)
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Potential Conflicts of Interest Risk. First Trust, MacKay and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and MacKay currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to MacKay) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and MacKay have a financial incentive to leverage the Fund.
Preferred Stock Risk. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
The risks associated with trust preferred securities typically include the financial condition of the financial institution that creates the trust, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make payments to holders of the trust preferred securities such as the Fund. The issuer of trust preferred securities is generally able to defer or skip payments for up to five years without being in default and certain enhanced trust preferred securities may have longer interest payment deferral periods.
Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.
The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for fixed-income securities trading. Fixed-income securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2018 (Unaudited)
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust High Income Long/Short Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub Advisory Agreement (the “Sub Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and MacKay Shields LLC (the “Sub-Advisor”) for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2018 (Unaudited)
Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage, noting that the Fund uses non-traditional leverage by shorting bonds and reinvesting the proceeds; and (iii) only one of the peer funds employs an advisor/sub-advisor management structure with an unaffiliated sub-advisor. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average net assets, was above the median of the Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Peer Group average and the benchmark index for the one-, three- and five-year periods ended December 31, 2017. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2017 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board noted the Sub-Advisor’s expenses in providing investment services to the Fund and considered the Sub-Advisor’s statement that it does not believe it will experience additional meaningful economies of scale based on the current and projected level of assets of the Fund, as well as the level of assets under the management of the portfolio management team. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, noting that the Sub-Advisor did not identify any material fall-out benefits. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust High Income Long/Short Fund (FSD)
October 31, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term• Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	159	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term• Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	159	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term• Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	159	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term• Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	159	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term• Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	159	None

(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2019 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011• Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust High Income Long/Short Fund (FSD)
October 31, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Web Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
MacKay Shields LLC
1345 Avenue of the Americas
43rd Floor
New York, NY 10105
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $52,000 for the fiscal year ended October 31, 2017 and $59,000 for the fiscal year ended October 31, 2018, which includes $7,000 paid for fees incurred in connection with Auditor Consent necessary for the merger of the First Trust Strategic High Income Fund II with and into the registrant on June 25, 2018.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

Audit-Related Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2017 and $8,900 for the fiscal year ended October 31, 2018, which includes $4,450 for the registrant reported in the Form N-CSR last year and $4,450 for the First Trust Strategic High Income Fund II which was merged with and into the registrant on June 25, 2018 and which fee was paid by the registrant subsequent to the merger. The fees for 2017 and 2018 were for tax return preparation.

Tax Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

All Other Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant’s fiscal year ended October 31, 2017 were $5,200 for the Registrant and $44,000 for the Registrant’s investment adviser and for the Registrant’s fiscal year ended October 31, 2018 were $8,900 for the Registrant and $48,190 for the Registrant’s investment adviser.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)

(1) Telecomm Italia

(2)   Not Applicable

(3)   87927VAV0

(4)   $740,000

(5)   February 6, 2018 $255,000, February 14, 2018 $485,000

(6)   Not Applicable, 87927VAV0, $3,540,000

(7) Sudan Accountability and Divestment Act of 2007

(1) Stora Enso OYJ

(2) Not Applicable

(3) 86210MAC0

(4) $2,000,000

(5) March 19, 2018

(6) Not Applicable, 86210MAC0, $2,200,000

(7) Sudan Accountability and Divestment Act of 2007

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Information provided as of October 31, 2018

MacKay Shields LLC (“MacKay Shields” or the “Sub-Advisor”) is a registered investment adviser founded in 1938, and serves as the sub-advisor to the Registrant. As of October 31, 2018, MacKay Shields had approximately $111.8 billion in assets under management.

Dan Roberts, PhD, Executive Managing Director, Chief Investment Officer and Head and Chief Investment Officer of Global Fixed Income Division

Mr. Roberts has 42 years of investment experience. During Mr. Roberts’ career, he has served as a Chief Investment Officer/Managing Director and head of several fixed-income groups. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President’s Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a PhD from University of Iowa. In October 2004, Mr. Roberts joined MacKay Shields when the firm acquired the fixed income assets of Pareto Partners.

Louis N. Cohen, CFA, Senior Managing Director, Global Fixed Income Division

Mr. Cohen has 41 years of investment experience. During his career, Mr. Cohen has served as a Core/Core Plus Portfolio Manager and was Co-Chairman of a Credit Committee. He has extensive credit experience, beginning in a Commercial Banking Department. He began to specialize in fixed-income in 1981, and became a fixed-income credit manager at several major firms. With experience in the fixed-income markets since 1978, Mr. Cohen is a past President of the Capital Markets Credit Analyst Society and a member of the New York Society of Security Analysts. Mr. Cohen received his BA and MBA from New York University. He also holds the Chartered Financial Analyst designation. Mr. Cohen joined MacKay Shields in October 2004 when the firm acquired the fixed income assets of Pareto Partners.

Effective January 1, 2019, Mr. Cohen with become a Senior Advisor to the Global Fixed Income Division and will no longer have portfolio management responsibilities for the registrant.

Joseph Cantwell, Managing Director, Global Fixed Income Division

Mr. Cantwell has been employed by MacKay Shields LLC in its Global Fixed Income Division since 2013. He began his tenure as a portfolio analyst and was promoted to portfolio manager in 2017.

Matthew Jacob, Managing Director, Global Fixed Income Division

Mr. Jacob has been employed by MacKay Shields LLC in its Global Fixed Income Division since 2011. He began his tenure as a portfolio analyst and was promoted to portfolio manager in 2017.

Shu-Yang Tan, Managing Director, Global Fixed Income Division

Mr. Tan has been employed by MacKay Shields LLC in its Global Fixed Income Division since 2010. He began his tenure as a portfolio analyst and was promoted to portfolio manager in 2017.

MacKay Shields utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account. Investment decisions are carried across all portfolios with similar guidelines. While portfolio managers conduct their own industry-specific research, all information is continually shared with the other members of the investment team. Additionally, portfolio managers will cross-train to gain familiarity with other industries.

The portfolio managers within the Global Fixed Income Team generally come to a consensus on the appropriateness of a security for inclusion or removal from the portfolio. On the rare occasions this is not possible, Dan Roberts, as Head of the Team, is ultimately responsible and has final decision-making power.

(a)(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2018.

Name of Portfolio Manager or Team Member*	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. Dan Roberts	Registered Investment Companies:	10	$5.237 Bil	0	$0
	Other Pooled Investment Vehicles:	30	$10.989 Bil	4	$50.618 Mil
	Other Accounts:	125	$22.133 Bil	2	$2.147 Bil

2. Louis Cohen	Registered Investment Companies:	9	$5.101 Bil	0	$0
	Other Pooled Investment Vehicles:	29	$10.989 Bil	4	$50.618 Bil
	Other Accounts:	141	$22.133 Bil	2	$2.147 Bil

3. Joseph Cantwell	Registered Investment Companies:	2	$2.355 Bil	0	$0
	Other Pooled Investment Vehicles:	29	$10.989 Bil	4	$50.618 Bil
	Other Accounts:	141	$22.133 Bil	2	$2.147 Bil
4. Matthew Jacob	Registered Investment Companies:	2	$2.355 Bil	0	$0
	Other Pooled Investment Vehicles:	29	$10.989 Bil	4	$50.618 Bil
	Other Accounts:	141	$22.133 Bil	2	$2.147 Bil
5. Shu-Yang Tan	Registered Investment Companies:	2	$2.355 Bil	0	$0
	Other Pooled Investment Vehicles:	29	$10.989 Bil	4	$50.618 Bil
	Other Accounts:	141	$22.133 Bil	2	$2.147 Bil
*	The Global Fixed Income Team utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account. Information provided are assets and number of accounts managed by the team.

Potential Conflicts of Interests

Most of our clients pay us an investment advisory or management fee that is based on the amount of assets in the clients’ accounts. These are commonly referred to as “asset-based fees”. Some of our clients pay us fees calculated as a percentage of returns, or as a percentage of the increase in net asset value. These fees may be tied to a client-directed benchmark and may be subject to a loss carry forward. They are commonly referred to as “performance-based fees”.

The Global Fixed Income team that manages the Fund provides portfolio management services for other MacKay Shields accounts, including: mutual funds; institutional managed accounts; private commingled funds; and hedge funds. Managing accounts that have a performance-based fee at the same time that we manage accounts that only have an asset-based fee is commonly referred to as “side-by-side management.” Except for distinctions based on investment objectives, investment guidelines and cash flow, all accounts are treated the same, regardless of fee structure. This creates a conflict of interest by giving us an incentive to favor those accounts for which we receive a performance-based fee because we will receive a higher fee if their performance exceeds the applicable benchmark. Consistent with its policy not to favor any one client over another, MacKay Shields has the following procedures, among others: (1) trade allocation procedures that provide for the pro rata allocation of investment opportunities among clients in a particular strategy, with certain exceptions; (2) a general prohibition against same day opposite direction transactions; and (3) short sale trade procedures requiring pre-approval of short sales and restricting certain short sales.

MacKay Shield’s Trade Allocation Policy provides that: (1) no client will be favored over any other client; (2) trades should be pre-allocated, subject to certain exceptions, and allocations should be in writing; and (3) MacKay Shields’ Compliance Department conducts periodic reviews of client account performance as a function of allocation to assure that no account or group of accounts is being preferred systematically in the allocation process. Under this policy, when determining which accounts will participate in a trade, the portfolio managers will consider various objective criteria which may include but are not limited to: client cash limitations, actual and anticipated account inflows and outflows, duration and/or average maturity, credit ratings and anticipated credit ratings, account size, deal size, trade lots, processing costs, existing exposure to an issuer or industry type, other concentration limits, and specific investment objectives, investment guidelines and anticipated guideline changes, borrowing capacity, and other practical limitations. If the aggregated order is filled in its entirety, it will be allocated among clients in accordance with the target allocation; if the order is partially filled, it will be allocated pro rata based on the allocation methodology recorded in the trade order management system unless that would be impractical. There can be no assurance that the application of the Firm’s allocation policies will result in the allocation of a specific investment opportunity to a client or that a client will participate in all investment opportunities falling within its investment objective; and that such considerations may also result in allocations of certain investments among client accounts on other than a pari passu basis.

Our Valuation Procedures provide, among other requirements, that any fair valuation of a security recommended by a portfolio manager be approved by two portfolio managers from one or more other distinct portfolio management areas. In addition, on a monthly basis, a Fair Valuation Committee meeting convenes to review all securities that are being fair valued.

The Firm’s cross trading policy provides that all cross trades must be pre-cleared by the Compliance Department and requires, among other things, that the transaction (i) be a purchase or sale for no consideration other than cash payments against prompt delivery of the security, (ii) be effected at the independent market price of the security determined in accordance with applicable methodology; and (iii) be effected with no brokerage transaction.

Special considerations pertain to situations where one investment strategy may conflict with another. It is the policy of MacKay that no one client be favored over another. For example, one strategy may focus on selling certain securities short, with the expectation of profit in the event that the prices for such securities decrease, while another strategy may involve acquiring securities "long". As stated above, it is the policy of MacKay that no one client be favored over another. To effect that policy in cases where investment strategies compete or conflict with each other, MacKay has adopted the following procedures:

a) Each portfolio manager will determine, separately from any other managers the securities to purchase and sell on any given day with respect to the clients and strategies for which they are responsible.

b) In the event that the same strategy purchases or sells the same security on the same trading day, all accounts participating in the transaction for that security shall be average-priced (same-day trades executed on behalf of different strategies may not be average-priced), provided, however, that short sales for a particular security shall not be average-priced with purchases of the same security.

c) If a portfolio manager enters a buy or sell order for the same security for more than one client or strategy, and the orders are worked concurrently and not completely filled, each applicable client or strategy will be allotted securities pro-rata, in proportion to the amounts specified in the portfolio manager’s orders as described above.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of October 31, 2018.

Fixed compensation is primarily paid through a portfolio manager’s annual salary, which is paid in monthly installments in arrears. Salaries are set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is based on both quantitative and qualitative factors. This approach instills a strong sense of commitment towards the overall success of the firm. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan and awards vest and pay out after several years. Thus, portfolio managers share in the results and success of the firm from the phantom equity plan.

MacKay Shields has performance-based fee arrangements with “eligible clients” (as that term is defined under Rule 205-3 of the Advisers Act). In these cases a portion of these performance-based fees may be included in the incentive program described above.

MacKay Shields does not align the portfolio managers’ compensation to the investment performance of specific Funds or of other accounts they manage. The compensation received by portfolio managers is based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under their management; (iii) revenue and profitability; and (iv) industry benchmarks. The qualitative factors include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. To the extent that an increase in the size of a Fund or another account managed by a portfolio manager results in an increase in profitability, the portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to a Fund and other accounts they manage. We do not believe the compensation structure provides an incentive for an employee who provides services to a Fund to take undue risks in managing the assets of the Fund.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan. For those portfolio managers whose total compensation exceeds a pre-determined threshold, a portion of their total compensation is paid in plan awards which vest and pay out after several years. Thus, portfolio managers share in the business results and success of the firm. The portfolio managers involved in managing the Fund’s investments participate in the phantom equity plan.

Receipt of an award from the phantom equity plan is conditioned upon execution of an Executive Employment Agreements with MacKay, which include provisions relating to fixed and variable compensation. The Executive Employment Agreements are renewable for one year terms and can be terminated on 60 days’ prior written notice. There is also a provision for termination by MacKay for cause, as defined in the Agreements. The Agreements contain restrictions regarding non-solicitation of clients and non-hiring of employees following termination of the portfolio managers’ employment. None of the portfolio managers is subject to a non-compete agreement that could potentially affect the portfolio manager’s ability to manage the Fund.

MacKay Shields maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

(a)(4) Disclosure of Securities Ownership

Information provided as of October 31, 2018.

Name	Dollar Range of Fund Shares Beneficially Owned
Dan Roberts	$0
Louis Cohen	$100,001-$500,000
Joseph Cantwell	$0
Matthew Jacob	$0
Shu-Yang Tan	$0

 Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (11/01/2017-11/30/2017)	0	-	824,210	978,598
Month #2 (12/01/2017-12/31/2017)	0	-	824,210	978,598
Month #3 (1/01/2018-1/31/2018)	0	-	824,210	978,598
Month #4 (2/01/2018-2/28/2018)	0	-	824,210	978,598
Month #5 (3/01/2018-3/31/2018)	0	-	824,210	978,598
Month #6 (4/01/2018-4/30/2018)	0	-	824,210	978,598
Month #7 (5/01/2018-5/31/2018)	0	-	824,210	978,598
Month #8 (6/01/2018-6/30/2018)	0	-	824,210	978,598
Month #9 (7/01/2018-7/31/2018)	0	-	824,210	978,598
Month #10 (8/01/2018-8/31/2018)	259,259	14.84	1,083,469	719,339
Month #11 (9/01/2018-9/30/2018)	261,245	14.85	1,344,714	458,094
Month #12 (10/01/2018-10/31/2018)	161,369	14.44	1,506,083	296,725
Total	681,873	$14.75	1,506,083	296,725

On September 15, 2015, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund’s shares trade from their net asset value. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund (the “Board”) has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2019 authorized the continuation of the Fund’s share repurchase program. For the year ended October 31, 2018, and the year ended October 31, 2017, the Fund repurchased 681,873 and 13,654, respectively, of its shares at a weighted-average discount of 13.03% and 13.69%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares as it believes such activity will further the accomplishment of the foregoing objectives, until the earlier of (i) the repurchase of an additional 296,725 common shares (for an aggregate of 1,802,808), or (ii) March 15, 2019.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust High Income Long/Short Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	January 4, 2019

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	January 4, 2019

* Print the name and title of each signing officer under his or her signature.